Deferred income for government grants	12 Months Ended
Dec. 31, 2025
Accruals And Deferred Income 1 [Abstract]
Deferred income for government grants

27. Deferred income for government grants

Changes in the carrying amount of deferred income for government grants for the years ended December 31, 2025 and 2024 are analysed as follows:

	31/12/25	31/12/24
Balance at beginning of year	11,036	13,135
Additions	398	88
Credit to profit or loss	(1,451)	(2,187)
Balance at end of year	9,983	11,036

Government grants are related to benefits the Group obtained in 2025 and previous years from the Italian government as part of the incentive programs for under-industrialised regions in Southern Italy. They have been received to compensate the Group for the purchase of certain items of property, plant and equipment and for certain expenses mainly related to research projects. Deferred income for grants related to property, plant and equipment are credited to profit or loss on a straight-line basis over the expected lives of the related assets. Deferred income for grants related to expenses are credited to profit or loss in the periods in which the costs are recognised.

There are no unfulfilled conditions or contingencies attached to these grants, except for that in accordance with the terms of some grants, the Group is prohibited from selling certain items of property, plant and equipment for a period of five years from the date on which the related grant was finally approved by the Italian governmental agency.